Exhibit 32.1


                                  CERTIFICATION


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2004 (the "Report") by Kiwa Bio-tech Products Group Corporation ("Registrant"), the undersigned hereby certifies that:

         1. to the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



                                             /s/ WEI LI
Date:  May 19, 2004                     By:  ___________________________
                                             Wei Li
                                             Chief Executive Officer




                                             /s/ LIAN-JUN LUO
Date:  May 19, 2004                     By:  ___________________________
                                             Lian-jun Luo
                                             Chief Financial Officer